CMS ENERGY

Top of Mind

- Why invest?
- What's in the Plan?; What's not?
- How do we do it?
- What makes us different?

CMS LISTED NYSE

BMO Investor Meeting

March 31, 2015


Ludington Pumped Storage
Fourth largest in the world


+7%
EPS Growth
Every Year
(No Resets)
Unmatched Adjusted EPS Performance


Cross Winds® Energy Park
#2 in renewable sales in the Great Lakes area

CMS ENERGY

Top of Mind

- Why invest?
- What's in the Plan?; What's not?
- How do we do it?
- What makes us different?

CMS LISTED NYSE

MUFG Spring Utility Day 2015

April 1, 2015


Ludington Pumped Storage
Fourth largest in the world


+7%
EPS Growth
Every Year
(No Resets)
Unmatched Adjusted EPS Performance


Cross Winds® Energy Park
#2 in renewable sales in the Great Lakes area

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31, 2014. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods.

Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

What's Changed Since Last Year?
DELIVERED ON 2014 COMMITMENTS . . . .

CMS ENERGY

Commitment	Results Delivered
A. Exceed industry EPS[a] and dividend growth	A. +7% EPS[a]; +7.4% dividend!
B. Exceed industry ORGANIC CAPITAL INVESTMENT ($1.6 bil)	B. $1.7 bil -- 16% of market cap (peers 14%)!
C. Industry leading 2% O&M COST reductions	C. 3% 2014; 3% 2015!
D. SALES (weather-normalized) up 2%	D. Up 9% industrial; up 3% total!
E. Operating (gross) CASH FLOW	E. Up $500 mil since 2011; up another $500 mil by 2019! —15% of 2014 market cap (peers 12%)
F. Gas RATE CASE by 6/15	F. Settled early; 10.3% ROE!

[a] Adjusted EPS (non-GAAP)

. . . . 13 consecutive years of premium growth.

Why Invest in CMS Energy?

CMS ENERGY

Our Growth Engine

(2015-2024 Capex)



$15.5 Billion
5% - 7% EPS [a] growth

More "upside"
$5 bil NOT yet in Plan!

Supported By

- **UPSIDES** create headroom
  (Investment, Sales, Cost, & DIG)
- **PARTNERS** in progress
  (Customers, Regulators, & Policy Makers)
- **PASSION** to improve for customers AND owners
  (Value, Reliability, & Environment)
- **SELF-FUNDED!**

[a] Adjusted EPS (non-GAAP)

. . . . next 10 years even brighter than last 10 year record!

Why Invest in CMS Energy?
UNMATCHED EPS PERFORMANCE . . . .

CMS ENERGY

Premier, Real EPS[a] Growth



Future =
5% to 7% / yr
CMS =
7% / yr
Peers = 3% / yr
2008
2009
2010
2011
2012
2013
2014
Future

Upsides

- ✓ $20 bil (vs $15.5 bil) capex growth,
- ✓ > O&M reductions; 6% '14 & '15; 4% '16 – '18 -- more to go,
- ✓ > ½% sales growth,
- ✓ 2008 Energy Law updates, AND
- ✓ "DIG" capacity sale . . . .

. . . . not in Plan.

[a] Adjusted EPS (non-GAAP)

. . . . future (even better).

What's in the Plan?
INVESTMENT "CATCH-UP" . . . .



Amount
(billions)
$1.8
Catch-Up
Peers
Restructuring
CMS
> $1.5 per year
Peer Performance [a]
Consumers Energy
Peer Average
Capex
Liquidity
Cash Flow
(oper)
16%
14%
20%
15%
15%
12%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

[a] Based on December 31, 2014 information percent of market cap

Source: 10K; actual amounts through 2014 smoothed for illustration

. . . . creating an opportunity for the next ten years.

CMS ENERGY



2005-2014
$10.7B
2015-2024
$15.5B
Growth +45%
Gas Infrastructure
Electric Maintenance
New Generation
Environmental
Smart Energy
Electric Reliability & Distribution
Electric Maintenance
Gas Infrastructure
Up +94%
New Generation
Electric Reliability & Distribution
Up +151%
Environmental
Smart Energy

. . . . with no "big bets" over ten years!

What's NOT in the Plan?
UPSIDE INVESTMENT OPPORTUNITIES . . . .

CMS ENERGY

2015-2024
10-Year Plan

Opportunity Level



+30% Opportunity
$15.5 Billion
Amount (bils)
Generation capacity $3
Gas conversions & expansion 1
Grid modernization 1
Total Opportunities $5
Upside?
$20+ Billion

Rate Base up 5% to 7%

Customer base rates <2 ✓ >4 X

. . . . $5 billion more of solid growth.

What's NOT in the Plan?
UPSIDE CAPACITY OPPORTUNITIES . . . .

CMS ENERGY



Capacity Growth Over Next Ten Years
MW
11,000
7,500
NOT IN PLAN potential for ~3,000 MW of owned capacity
~8,600 MW
PPA
2,600
capacity
~30%
Owned
6,000
410 MW
Shortfall
540 MW
~800 MW
780 MW
1,240 MW
PPA's Expire
Lower customer bills
~9,400 MW
PPA
580
Owned
8,820
Today
Jackson Plant Replaces Classic Seven
ROA Customers Return?
Palisades PPA Expires 2022
MCV PPA Expires 2025
Future
2015
201X
2022
2025

. . . . emerging incrementally with replacements not yet in plan!

What's NOT in the Plan?
UPSIDE CAPACITY PRICE INCREASES . . . .


Was
(mils)
Now
(mils)
Future Scenarios
(mils)
$5
$15
+$40
+$20
$35
$55
Capacity price ($ kW per month)
< $0.50
(Market)
≈ $2.00
(Market)
$4.50
$7.50
(CONE)

. . . . could add value to the 700 MW "DIG" plant.

What's NOT in the Plan?
SALES GROWTH . . . .

CMS ENERGY

In the News

"Kent County [Grand Rapids] leads nation's largest counties in post-recession employment gains"
-- *Grand Rapids Press*

"Kent County [Grand Rapids] unemployment rate at 3.5%"
-- *Wood TV 8*

"Michigan unemployment rate drops to 6.3 percent, lowest since November 2002"
-- *Michigan Economic Development Corp.*

Annual Electric Sales[a]



Industrial
Total
-5.0%
-2.5%
5.0%
1.0%
8.7%
2.8%
3.0%
1.0%
Conservative
2.0%
0.5%
2008-2009 Recession
2010-2013 Recovery
2014
2015
Future 2016 - 2019

[a] Weather normalized vs. prior year

. . . . planned conservatively.

How Do We Do It?
O&M COST SAVINGS . . . .

O&M Trend vs Peers


50%
~6% per year
Peers
~2% per year
Inflation
-25%
0
-7%
-7%
-6%
-7%
-10%
-17%
CMS
-25
Actual
Plan
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2018

Lines smoothed for illustrative purposes

O&M Cost Savings

	2014 & 2015 (mils)	2014 → 2018 (mils)
• Attrition	$ - 35	$ - 75
• Productivity (Coal → Gas)	- 35	- 50
• "Pole Top" Hardening	- 30	- 30
• Smart Meters	- 5	- 25
• Eliminate Waste (UA's)	- 15	- 20
• Mortality Tables & Discount Rates	+50	+ 50
• Service Upgrades	+10	+ 50
Net Savings	**$ - 60**	**$ - 100**
Percent Savings	**- 6%**	**- 10%**

FAST START!

. . . . accelerated; funding investment and reducing risk.

How Do We Do It?
O&M COST REDUCTIONS . . . .

CMS ENERGY



Amount
(mils)
$1060
-3%
-3%
+5%
+9%
-12%
-8%
2013
Cost Reductions
Reinvestment
2014
"Benefits"
Cost Reductions
2015

. . . . providing more headroom for customer benefits.

How Do We Do It?
"REINVESTMENT" HELPS CUSTOMERS . . . .



Adjusted EPS
(non-GAAP)
2014
2015
Guidance
January
March 31
June 30
September 30
December
$1.77 +7%
Annual EPS[a] Growth
2012
2013
2014
CMS EPS Growth Before "Reinvestment"
14%
CMS
7%
CMS
7%
CMS
7%
3%
$1.45
Peers
[a] Adjusted EPS (non-GAAP)

. . . . AND provides sustainable, premium growth for INVESTORS.

How Do We Do It?
2015 GAS AND ELECTRIC RATE CASES....

CMS ENERGY


2014
2015
2016
Our View
GAS
Filed $88 M 7/01
Settled $45 M
A) Settled $45 million
B) 10.3% ROE
Filed $163 M 12/05
Self-implement
Securitization Surcharge Ends $80 M
A) Jackson Plant
B) Final Order
C) New Rate Design
Classic 7 Decommissioned
A) Jackson Plant in rate base
B) Investment recovery and cost reductions
C) New Rate Design
ELECTRIC
2014
2015
2016
Our View

. . . . primarily for customer improvement with large O&M offsets.

How Do We Do It?
EXPERIENCED POLICY MAKERS....

CMS ENERGY

Governor Rick Snyder



Powering Michigan's Comeback

Energy Committee Chairs

Senator Mike Nofs





House Rep. Aric Nesbitt

Consistent Leadership!

Commission



John Quackenbush (R), Chairman
Term Ends: July 2, 2017

Sally Talberg (I)
Term Ends: July 2, 2019





Greg White (I)
Term Ends: July 2, 2015

.... provide stability.

How Do We Do It?
GOVERNOR SNYDER'S SPECIAL MESSAGE ON ENERGY . . . .

CMS ENERGY

Governor Snyder's Four Pillars of Energy

- Adaptability
  - Reduce coal and replace it with newer, cleaner technology
  - 30% to 40% from cleaner sources by 2025
- Reliability
  - Ensure we never experience massive outages due to lack of supply
  - Improve outage frequency and duration
- Affordability
  - Eliminate energy waste by 15% more of our portfolio in the next decade
- Environmentally protective
  - Ensure our energy portfolio gets better over time in controlling pollutants

How We Could Get There

- 15% more energy efficiency next 10 years
  (Encourage capital investment to eliminate waste)
- MPSC integrated resource planning process
  (Will determine most economical generation mix, including renewables)
- Capital investment in smart meters, grid, and pipeline reliability
- Share fairly in cost of service: no subsidies
  (ROA customers subsidized today)
- All electric companies required to have capacity to serve customers next 5 years
  (Creates level playing field)

. . . . focused on improving reliability, affordability, and the environment.

How Do We Do It?
MICHIGAN'S ENERGY FUTURE ....

CMS ENERGY

Michigan's Electricity Mix [a]	2015		2025 Michigan Potential Mix	
	Consumers Energy	Michigan	Gas Cheaper	Wind Cheaper
Renewables	10%	9%	9%	19%
Energy Optimization 2009 – 2015	6	7	6	6
Energy Optimization 2016 – 2025	___	___	15	15
Clean Sources	**16%**	**16%**	**30%**	**40%**
Natural Gas	25	13	20	11
Coal	43	54	34	34
Nuclear	16	17	16	15
Total	100%	100%	100%	100%

[a] Percent of expected retail sales (kWh)

.... a leader in clean, affordable and reliable power.

What Makes Us Different?
ELECTRIC CUSTOMER PRICES . . . .

Residential Bills



Worse
20%
National Avg
(12)%
Rates
(14)%
Rates &
Fuel
(19)%
Rates &
Design
(13)%
-20
Better
2013
2014
2015
2016

Industrial Rates



Worse
30%
26%
Rates
21%
Rates &
Fuel
13%
Rates &
Design
7%
3%
Midwest Avg
(5)%
Policy or
market might
eliminate gap
-30
Better
2013
2014
2015
2016 Plus

. . . . competitive for residential and improving for industrial customers.

What Makes Us Different?
CUSTOMER SATISFACTION . . . .

CMS ENERGY



Electric
#3
#6
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
Present Rank
2010
2012
2014
2016
Residential
Business



Gas
#2
#9
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
Present Rank
2010
2012
2014
2016
Residential
Business

. . . . which continues to improve rapidly.

What Makes Us Different?
A Passion for Customers AND Investors . . . .

CMS ENERGY

Future Shines Bright



$3.50
EPS [a]
Dividend
+7%
+5% to +7%
+5% to +7%
~ +4% yield
+5% to +7%
25% Avg.
+9% to +11% Annual Return
Last 12 Years
Next 10 Years

[a] Adjusted EPS (non-GAAP)

Sustainable Future Growth

	Past Performance	Next 5 Years
• Investment (bils) (2010-2014)	$6.4	$7.6 Capacity Op!
• O&M Reductions (2006-2013)	(7)%	(10)% Conservative
• Sales Growth (2010-2014)	+1%	+½ % Conservative
• Energy Policy	2008 Law	2015 Update Improved

. . . . with next 10 years even brighter than last 10 years!

Appendix

2015 Sensitivities . . . .

CMS ENERGY

	Status	Sensitivity	2015 Impact EPS	2015 Impact OCF (mils)
Sales [a]				
• Electric (37,847 GWh)	☺	± 1%	± $0.05	± $ 20
• Gas (294.1 Bcf)		± 5	± 0.07	± 30
Gas prices (NYMEX)	☺	± 50¢	∓ 0	∓ 55
ROE (authorized)				
• Electric (10.3%)	☺	± 10 bps	± 0.01	± 5
• Gas (10.3%)		± 10	± < 0.01	± 2
Interest Rates	☺	±100 bps	∓ < 0.01	∓ 0

[a] Reflect 2015 sales forecast; weather adjusted

. . . . reflect strong risk mitigation.

Operating Cash Flow Growth . . . .



Amount
(bils)
$ 2.5
2.0
1.5
1.0
0.5
.0
(0.5)
Gross operating cash flow[a]
up $0.1 billion per year
Up $0.5 Billion
$1.8
$1.9
$2.0
$2.1
$2.2
$2.4
$1.55
Interest, working capital and taxes
Investment
Cash flow before dividend
[a] Non-GAAP
2014
2015
2016
2017
2018
2019

Pct of Market Cap (as of Dec. 2014)	Cap Inv	OCF
CMS	16%	15%
Peers	14	12

	2014	2015	2016	2017	2018	2019
NOLs & Credits	$0.7	$0.7	$0.5	$0.4	$0.3	$0.2

. . . . up $½ billion or 30% over five years!

2014 Cash Flow (non-GAAP)

CMS ENERGY

CMS Energy Parent

	Amount (mils)
Cash at year end 2013	$ 116
Sources	
Consumers Energy dividend and tax sharing	$ 687
Enterprises	20
Sources	$ 707
Uses	
Interest and preferred dividend	$ (138)
Overhead and Federal tax payments	(10)
Equity infusion	(315)
Pension contribution	0
Uses [a]	$ (458)
Cash flow	$ 249
Financing and Dividend	
New issues	$ 550
Retirements	(547)
DRP, continuous equity	43
Net short-term financing & other	(21)
Common dividend	(295)
Financing	$ (270)
Cash at year end 2014	$ 95
Bank Facility ($550) available	$ 547

Consumers Energy

	Amount (mils)
Cash at year end 2013	$ 18
Sources	
Operating (depreciation & amortization $678)	$ 1,813
Other working capital	(35)
Sources	$ 1,778
Uses	
Interest and preferred dividend	$ (226)
Capital expenditures [b]	(1,691)
Dividend and tax sharing $(228) to CMS	(687)
Pension contribution	0
Uses	$ (2,604)
Cash flow	$ (826)
Financing	
Equity	$ 315
New issues (includes securitization bonds)	878
Retirements	(177)
Net short-term financing & other	(137)
Financing	$ 879
Cash at year end 2014	$ 71
Bank Facility ($650) available	$ 555
AR Facility ($250) available	$ 250

[a] Includes other

[b] Includes cost of removal and capital leases

2015 Cash Flow Forecast (non-GAAP)

CMS ENERGY

CMS Energy Parent

	Amount (mils)
Cash at year end 2014	$ 95
Sources	
Consumers Energy dividend and tax sharing	$ 315
Enterprises	25
Sources	$ 340
Uses	
Interest and preferred dividend	$ (135)
Overhead and Federal tax payments	(10)
Equity infusion	(150)
Pension contribution	0
Uses [a]	$ (295)
Cash flow	$ 45
Financing and Dividend	
New issues	$ 150
Retirements	-
DRP, continuous equity	45
Net short-term financing & other	10
Common dividend	(320)
Financing	$ (115)
Cash at year end 2015	$ 25
Bank Facility ($550) available	$ 537

Consumers Energy

	Amount (mils)
Cash at year end 2014	$ 71
Sources	
Operating (depreciation & amortization $675)	$ 1,885
Other working capital	(175)
Sources	$ 1,710
Uses	
Interest and preferred dividend	$ (235)
Capital expenditures [b]	(1,585)
Dividend and tax sharing $(150) from CMS	(315)
Pension contribution	0
Uses	$ (2,135)
Cash flow	$ (425)
Financing	
Equity	$ 150
New issues (includes securitization bonds)	250
Retirements	(50)
Net short-term financing & other	29
Financing	$ 379
Cash at year end 2015	$ 25
Bank Facility ($650) available	$ 553
AR Facility ($250) available	$ 250

[a] Includes other

[b] Includes cost of removal and capital leases

Credit Ratings. . . .

CMS ENERGY


Scale
S&P / Fitch
Moody's
S&P (Dec. '14)
Moody's (Jan. '14)
Fitch (Feb. '15)
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook Stable Stable Stable

Reflects

- Consistent Performance
- Less Risk
- Customer Focus
- Constructive Regulation
- Good Energy Policy

. . . . show continuous improvement.

Economic Growth . . . .

CMS ENERGY

Examples of New Business

Electric | Gas | Combination

Announcement

Plasan Carbon Composites
- High performance auto body parts
- 620 new jobs
- $29 million investment
- Phased in next 3 years

Announcement

Dicastal North America, Inc.
- World's largest maker of alloy wheels
- 300 new jobs
- $140 million investment
- Production begins in 2015



Durolast Roofing
Continental Dairy
Betz
GM Assembly
Enbridge
Magna-Cosma
Dart
MSU FRIB
Post
WKW
MACI
Denso
Brembo

Industries

	MW
Auto	50
Food	7
Manufacturing	21
Metal	20
Petroleum	19
Plastics	19
Others	19
Total	**Up 155**

. . . . another 2.5% of sales growth.

Consumers Appears . . . .

CMS ENERGY

Carbon Tonnage Reduction



Million Tons of CO_2
(Preliminary)
25
23
21
19
17
15
2005 Baseline
Clean Power Plan
"Implied" EPA Target
Consumers Energy
Projected emission level
2014
2020
2025
2030

. . . . to be in a good carbon position.

Capacity Diversity . . . .



2014
Coal 34%
Gas 32%
Pumped Storage 11%
Renewables 9%
Oil 6%
Nuclear 8%
2005
Coal 41%
Gas 31%
Pumped Storage 11%
Renewables 3%
Oil 6%
Nuclear 8%
2017
Coal 24%
Gas 37%
Pumped Storage 12%
Renewables 10%
Purchases 3%
Oil 6%
Nuclear 8%

. . . . evolving to cleaner generation while becoming more cost competitive.

Capital Expenditures

CMS ENERGY

	2015 (mils)	2016 (mils)	2017 (mils)	2018 (mils)	2019 (mils)	2015-2019 Subtotal (mils)	2020-2024 Subtotal (mils)	2015-2024 Total (mils)
New Generation (includes Renewables)	$ 70	$ 224	$ 52	$ 64	$ 134	$ 544	$ 612	$ 1,156
Environmental	254	98	136	153	212	853	139	992
Gas Infrastructure	237	216	200	159	138	950	1,454	2,404
Smart Energy	130	177	164	43	22	536	-	536
Electric Reliability & Distribution	196	198	208	262	255	1,119	1,575	2,694
Maintenance (Electric & Gas)	714	700	650	774	786	3,624	4,094	7,718
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500

Electric	$ 1,088	$ 1,116	$ 911	$ 983	$ 1,073	$ 5,171	$ 4,704	$ 9,875
Gas	513	497	499	472	474	2,455	3,170	5,625
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500

GAAP Reconciliation

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66	$1.74
After-tax items:												
Electric and gas utility	0.21	(0.39)	-	-	(0.07)	0.05	0.33	0.03	-	0.17	-	-
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)	(0.01)	*	0.03
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)	*	*	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*	(*)
Asset impairment charges, net	-	-	1.82	0.76	0.60	-	-	-	-	-	-	-
Cumulative accounting changes	0.16	0.01	-	-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77
Mark-to-market impacts		0.03	(0.43)	0.51								
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA	NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

Consumers Energy

2014 Cash Flow GAAP Reconciliation (in millions) (unaudited)

Presentation Sources and Uses		Reclassifications From Sources and Uses to Statement of Cash Flows						Consolidated Statements of Cash Flows	
Description	non-GAAP Amount	Tax Sharing Operating	Interest/ Other Financing Payments as Operating	Other Working Capital as Investing	Capital Lease Pymts and Other as Financing	Securitization Debt Pymts as Financing	Common and Preferred Dividends as Financing	GAAP Amount	Description
Cash at year end 2013	$ 18	$ -	$ -	$ -	$ -	$ -	$ -	$ 18	Cash at year end 2013
Sources									
Operating (dep & amort $678)	$ 1,813								
Other working capital	(35)								
Sources	$ 1,778	$ (228)	$ (244)	$ (37)	$ 10	$ 59	$ -	$ 1,338	Net cash provided by operating activities
Uses									
Interest and preferred dividends	$ (226)								
Capital expenditures *	(1,691)								
Dividends/tax sharing to CMS	(687)								
Pension Contribution	-				-				
Uses	$ (2,604)	$ 228	$ 227	$ 37	$ -	$ -	$ 459	$ (1,653)	Net cash used in investing activities
Cash flow	$ (826)	$ -	$ (17)	$ -	$ 10	$ 59	$ 459	$ (315)	Cash flow from operating and investing activities
Financing									
Equity	$ 315								
New Issues	878								
Retirements	(177)								
Net short-term financing & other	(137)	-	17						
Financing	$ 879	$ -	$ 17	$ -	$ (10)	$ (59)	$ (459)	$ 368	Net cash provided by financing activities
Net change in cash	$ 53	$ -	$ -	$ -	$ -	$ -	$ -	$ 53	Net change in cash
Cash at year end 2014	$ 71	$ -	$ -	$ -	$ -	$ -	$ -	$ 71	Cash at year end 2014

* Includes cost of removal and capital leases

CMS ENERGY

CMS Energy Parent

2014 Cash Flow GAAP Reconciliation (in millions) (unaudited)

Reclassifications From Sources and Uses to Statement of Cash Flows

Presentation Sources and Uses		Non Equity		Consolidated Statements of Cash Flows	
Description	non-GAAP Amount	Uses as Operating	Other	GAAP Amount	Description
Cash at year end 2013	$ 116	$ -	$ (116)	$ -	Cash at year end 2013
Sources					
Consumers Energy dividends/tax sharing	$ 687				
Enterprises	20				
Sources	$ 707	$ (161)	$ 43	$ 589	Net cash provided by operating activities
Uses					
Interest and preferred dividends	$ (138)				
Overhead and Federal tax payments	(10)				
Equity infusions	(315)				
Pension Contribution	-				
Uses (a)	$ (458)	$ 143	$ (2)	$ (317)	Net cash used in investing activities
Cash flow	$ 249	$ (18)	$ 41	$ 272	Cash flow from operating and investing activities
Financing and dividends					
New Issues	$ 550				
Retirements	(547)				
Equity programs (DRP, continuous equity)	43				
Net short-term financing & other	(21)	18			
Common dividend	(295)				
Financing	$ (270)	$ 18	$ (20)	$ (272)	Net cash used in financing activities
Net change in cash	$ (21)	$ -	$ 21	$ -	Net change in cash
Cash at year end 2014	$ 95	$ -	$ (95)	$ -	Cash at year end 2014

(a) Includes other

Consolidated CMS Energy

2014 Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

Statements of Cash Flows			Eliminations/Reclassifications/Consolidation to Arrive at the Consolidated Statement of Cash			Consolidated Statements of Cash Flows	
Description	Consumers Amount	CMS Parent Amount	Other Consolidated Entities	Consumers Common Dividend as Financing	Equity Infusions to Consumers	Amount	Description
Cash at year end 2013	$ 18	$ -	$ 154	$ -	$ -	$ 172	Cash at year end 2013
Net cash provided by operating activities	$ 1,338	$ 589	$ (23)	$ (457)	$ -	$ 1,447	Net cash provided by operating activities
Net cash used in investing activities	(1,653)	(317)	(255)	-	315	(1,910)	Net cash used in investing activities
Cash flow from operating and investing activities	$ (315)	$ 272	$ (278)	$ (457)	$ 315	$ (463)	Cash flow from operating and investing activities
Net cash provided by financing activities	$ 368	$ (272)	$ 260	$ 457	$ (315)	$ 498	Net cash provided by financing activities
Net change in cash	$ 53	$ -	$ (18)	$ -	$ -	$ 35	Net change in cash
Cash at year end 2014	$ 71	$ -	$ 136	$ -	$ -	$ 207	Cash at year end 2014

CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)

	2014	2015	2016	2017	2018	2019
Consumers Operating Income + Depreciation & Amortization	$ 1,813	$ 1,885	$ 1,955	$ 2,081	$ 2,194	$ 2,358
Enterprises Project Cash Flows	20	25	29	50	52	55
Gross Operating Cash Flow	$ 1,833	$ 1,910	$ 1,983	$ 2,131	$ 2,246	$ 2,413
Other operating activities including taxes, interest payments and working capital	(386)	(360)	(583)	(631)	(646)	(713)
Net cash provided by operating activities	$ 1,447	$ 1,550	$ 1,400	$ 1,500	$ 1,600	$ 1,700

Consumers Energy

2015 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Presentation Sources and Uses: Description	Presentation Sources and Uses: non-GAAP Amount	Reclassifications From Sources and Uses to Statement of Cash Flows: Tax Sharing Operating	Interest/ Other Financing Payments as Operating	Other Working Capital as Investing	Capital Lease Pymts and Other as Financing	Securitization Debt Pymts as Financing	Common Dividends as Financing	Consolidated Statements of Cash Flows: GAAP Amount	Consolidated Statements of Cash Flows: Description
Cash at year end 2014	$ 71	$ -	$ -	$ -	$ -	$ -	$ -	$ 71	Cash at year end 2014
Sources									
Operating (dep & amort $675)	$ 1,885								
Other working capital	(175)								
Sources	$ 1,710	$ 150	$ (235)	$ 44	$ 23	$ 74	$ -	$ 1,766	Net cash provided by operating activities
Uses									
Interest and preferred dividends	$ (235)								
Capital expenditures *	(1,585)								
Dividends/tax sharing to CMS	(315)								
Pension Contribution	-				-				
Uses	$ (2,135)	$ (150)	$ 235	$ (44)	$ -	$ -	$ 465	$ (1,629)	Net cash used in investing activities
Cash flow	$ (425)	$ -	$ -	$ -	$ 23	$ 74	$ 465	$ 137	Cash flow from operating and investing activities
Financing									
Equity	$ 150								
New Issues	250								
Retirements	(50)								
Net short-term financing & other	29	-	-						
Financing	$ 379	$ -	$ -	$ -	$ (23)	$ (74)	$ (465)	$ (183)	Net cash used in financing activities
Net change in cash	$ (46)	$ -	$ -	$ -	$ -	$ -	$ -	$ (46)	Net change in cash
Cash at year end 2015	$ 25	$ -	$ -	$ -	$ -	$ -	$ -	$ 25	Cash at year end 2015

* Includes cost of removal and capital leases

CMS ENERGY

CMS Energy Parent

2015 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Reclassifications From Sources and Uses to Statement of Cash Flows

Presentation Sources and Uses		Non Equity		Consolidated Statements of Cash Flows	
Description	non-GAAP Amount	Uses as Operating	Other	GAAP Amount	Description
Cash at year end 2014	$ 95	$ -	$ (95)	$ -	Cash at year end 2014
Sources					
Consumers Energy dividends/tax sharing	$ 315				
Enterprises	25				
Sources	**$ 340**	$ (163)	$ 90	**$ 267**	Net cash provided by operating activities
Uses					
Interest and preferred dividends	$ (135)				
Overhead and Federal tax payments	(10)				
Equity infusions	(150)				
Pension Contribution	-				
Uses (a)	**$ (295)**	$ 145	$ -	**$ (150)**	Net cash used in investing activities
Cash flow	**$ 45**	$ (18)	$ 90	**$ 117**	Cash flow from operating and investing activities
Financing and dividends					
New Issues	$ 150				
Retirements	-				
Equity programs (DRP, continuous equity)	45				
Net short-term financing & other	10	18			
Common dividend	(320)				
Financing	**$ (115)**	$ 18	$ (20)	**$ (117)**	Net cash used in financing activities
Net change in cash	**$ (70)**	$ -	$ 70	**$ -**	Net change in cash
Cash at year end 2015	**$ 25**	$ -	$ (25)	**$ -**	Cash at year end 2015

(a) Includes other

CMS ENERGY

Consolidated CMS Energy

2015 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

Statements of Cash Flows			Eliminations/Reclassifications/Consolidation to Arrive at the Consolidated Statement of Cash			Consolidated Statements of Cash Flows	
Description	Consumers Amount	CMS Parent Amount	Other Consolidated Entities	Consumers Common Dividend as Financing	Equity Infusions to Consumers	Amount	Description
Cash at year end 2014	$ 71	$ -	$ 136	$ -	$ -	$ 207	Cash at year end 2014
Net cash provided by operating activities	$ 1,766	$ 267	$ (18)	$ (465)	$ -	$ 1,550	Net cash provided by operating activities
Net cash used in investing activities	(1,629)	(150)	(333)	-	150	(1,962)	Net cash used in investing activities
Cash flow from operating and investing activities	$ 137	$ 117	$ (351)	$ (465)	$ 150	$ (412)	Cash flow from operating and investing activities
Net cash used in financing activities	$ (183)	$ (117)	$ 291	$ 465	$ (150)	$ 306	Net cash provided by financing activities
Net change in cash	$ (46)	$ -	$ (60)	$ -	$ -	$ (106)	Net change in cash
Cash at year end 2015	$ 25	$ -	$ 76	$ -	$ -	$ 101	Cash at year end 2015